SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 29, 2005
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                                 BIDVILLE, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                        000-31477                 98-0224958
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)

601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (727) 442-9669

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          (Former name or former address, if changes since last report)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective November 29, 2005, C. John Dewey resigned his position as a member of the Board of Directors of Bidville, Inc. (the "Registrant") to pursue other interests. Mr. Dewey did not list any disagreement with the Registrant's operations, policies or practices in his resignation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bidville, Inc.
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                                       (Registrant)

Date: December 1, 2005


                                       By: /s/ Gerald C. Parker
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                                       Gerald C. Parker, Chairman